Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant 				[X]
Filed by a party other than the Registrant 	[   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Travelers Corporate Loan Fund Inc.
(Name of Registrant as Specified in its Charter)

William J. Renahan
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2)
	and identify the filing for which the offsetting fee was paid previously. Identify the
	previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

                      TRAVELERS CORPORATE LOAN FUND INC.

                         SEVEN WORLD TRADE CENTER

                         NEW YORK, NEW YORK 10048

                            ----------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ----------------------

                      To Be Held on January 31, 2001

To the shareholders of Travelers Corporate Loan Fund Inc.:

  Notice is hereby given that the Annual Meeting of Shareholders of TRAVELERS CORPORATE LOAN FUND INC. (the "Fund") will be held at the Fund's offices at Seven World Trade Center, New York, New York, on January 31, 2001 at 9:00 A.M. (New York Time) for the following purposes:

  1. To elect two Class I directors of the Fund (Proposal 1);

  2. To ratify the selection of KPMG LLP as independent auditors of the Fund for the fiscal year ended September 30, 2001 (Proposal 2); and

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on November 28, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                         By Order of the Board of Directors

                                         Christina T. Sydor
                                         Secretary
New York, New York

December 29, 2000

                            ----------------------

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the regis-tration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                 Valid Signature
------------                                                 ---------------

Corporate Accounts
(1)ABC Corp. ........................................... ABC Corp.
(2)ABC Corp. ........................................... John Doe, Treasurer
(3)ABC Corp.
      c/o John Doe, Treasurer........................... John Doe
(4)ABC Corp. Profit Sharing Plan........................ John Doe, Trustee

Trust Accounts
(1)ABC Trust............................................ Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee
      u/t/d 12/28/78.................................... Jane B. Doe

Custodian or Estate Accounts
(1)John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..................... John B. Smith
(2)John B. Smith........................................ John B. Smith, Executor

                      TRAVELERS CORPORATE LOAN FUND INC.

                         SEVEN WORLD TRADE CENTER

                         NEW YORK, NEW YORK 10048
                                (800) 331-1710

                      ----------------------------------

                                PROXY STATEMENT
                      ----------------------------------

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON JANUARY 31, 2001

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Travelers Corporate Loan Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund, to be held at the Fund's principal executive offices at Seven World Trade Center, New York, New York 10048, on January 31, 2001 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").

  The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"); SSB Citi Fund Management LLC ("SSBC" or the "Manager"), the Fund's investment manager, which is an affiliate of Salomon Smith Barney; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. Salomon Smith Barney and SSBC are each located at Seven World Trade Center, New York, New York 10048; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2000, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about December 29, 2000. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-331-1710.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because both proposals require a proportion of the votes cast for their approval, abstentions and broker "non-votes" may influence whether a quorum is present but will have no impact on the requisite approval of a proposal. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to notice of, and to vote at, the Meeting. Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present for approval. Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present for approval. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

  The Board of Directors of the Fund has fixed the close of business on November 28, 2000 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 9,781,666.667 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 9,736,728 shares (99.54%) were held but not beneficially owned by CEDE & CO., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

  In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is divided into three classes. The directors currently serving in Class I have terms expiring at the Meeting; each Class I director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the year 2004 Annual Meeting of Shareholders) or until their successors have been duly elected and qualified.

  The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. For any nominee or director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Record Date. All of the nominees are currently directors of the Fund. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are indicated by an asterisk (*).

                  Persons Nominated for Election as Directors

                             Principal Occupations           Number of Shares
                            During Past Five Years,            Owned as of
         Name             Other Directorships, and Age       November 30, 2000
         ----             ----------------------------      ------------------
 CLASS I DIRECTORS
 Allan J. Bloostein   President of Allan J. Bloostein              None
  Director since 1998 Associates, a consulting firm;
                      retired Vice Chairman and Director
                      of May Department Stores; Director
                      of CVS Corporation and Taubman
                      Centers Inc.; 70.

 Martin Brody         Consultant, HMK Associates; retired        356.166
  Director since 1998 Vice Chairman of the Board of
                      Directors of Restaurant Associates
                      Corp.; 79.

                      Directors Continuing in Office


                              Principal Occupations          Number of Shares
                             During Past Five Years,           Owned as of
         Name             Other Directorships, and Age       November 30, 2000
         ----             ----------------------------      ------------------
 CLASS II DIRECTORS
 Robert A. Frankel     Managing Partner of Robert A.             235.962
  Director since 1998  Frankel Management Consultants;
                       formerly Corporate Vice President
                       of the Reader's Digest Association
                       Inc.; 73.
 Heath B. McLendon*    Managing Director of Salomon Smith        1187.219(a)
  Director since 1998  Barney; Director of 78 investment
                       companies associated with
                       Citigroup; President and director
                       of SSBC and Travelers Investment
                       Advisers, Inc. ("TIA"); 67.
 CLASS III DIRECTORS
 Dwight B. Crane       Professor, Harvard Business               400.000
  Director since 1998  School; Director Peer Review
                       Analysis, Inc.; 62.
 William R. Hutchinson Group Vice President, Mergers &           118.161
  Director since 1998  Acquisitions BP Amoco p.l.c. since
                       January 1, 1999; formerly Vice
                       President-Financial Operations
                       AMOCO Corporation, Director of
                       Associated Bank and Director of
                       Associated Banc-Corp.; 58.
------------------

(a)Includes shares owned by members of this director's family.

            Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Portfolio's equity securities, and certain entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it, the Fund believes that, during fiscal year 2000, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not "interested persons" of the Fund, as defined under the 1940 Act (the "independent directors"), and are also independent as defined in the NYSE's Listed Company Manual. The audit committee is charged with recommending a firm of independent auditors to the Board of Directors and reviewing accounting matters as set forth in the committee's charter, which is attached hereto as Appendix A.

                      Report of the Audit Committee

  Pursuant to a meeting of the audit committee on November 15, 2000, the audit committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ending September 30, 2000. The membership of the audit committee is comprised of the following directors: Martin Brody, Dwight B. Crane, Allan J. Bloostein, Robert
A. Frankel, and William R. Hutchinson.

  Fifteen meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. In the last fiscal year, no director attended less than 75% of these meetings of the Board that were held.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $2,386.21 were paid to such directors by the Fund during the fiscal year ended on September 30, 2000. Fees for the independent directors are set at $5,000 per annum and, in addition, these directors receive $500 for each Board meeting attended in person, $100 for each telephonic board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund in the group of funds served by the same Board members. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Salomon Smith Barney.

  The following table shows the compensation paid by the Fund to each person who was a director during the Fund's last fiscal year.

                              COMPENSATION TABLE

                                                                                     Number of
                        Aggregate    Pension or Retirement                        Funds for Which
                       Compensation Benefits Accrued as part Total Compensation    Person Served
 Name of Person         from Fund       of Fund Expenses     from Fund  Complex Within Fund Complex
 --------------        ------------ ------------------------ ------------------ -------------------
Martin Brody              $6,800               $0                 $138,600               20
Dwight B. Crane            7,600                0                  155,363               23
Allan J. Bloostein         7,000                0                  112,483               19
Robert A. Frankel          8,000                0                   79,450                9
William R. Hutchinson      6,800                0                   49,350                7
Heath B. McLendon*             0                0                        0               78

* Designates a director who is an "interested person" of the Fund.

  Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund last fiscal year, aggregate compensation paid by the Fund to Directors Emeritus totaled $0.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the Board to serve until their respective successors are elected:

                                               Principal Occupations
           Offices and Positions    Period    During Past Five Years
Name          Held with Fund     Offices Held         and Age
----       --------------------- ------------ ----------------------
Heath B.   Chief Executive       1998 to date (see table of directors
 McLendon  Officer,                           above)
           Chairman of
           the Board and
           President

Lewis E.   Senior Vice           1998 to date Managing Director of
 Daidone   President and                      Salomon Smith Barney;
           Treasurer                          Senior Vice President
                                              and Treasurer or
                                              Executive Vice
                                              President and Treasurer
                                              of 61 investment
                                              companies associated
                                              with Citigroup;
                                              Director and Senior
                                              Vice President of SSBC
                                              and TIA; 43.

Glenn N.   Vice President        1998 to date Senior Vice President
 Marchak   and Investment                     of Traveler's Asset
           Officer                            Management
                                              International
                                              Corporation; Managing
                                              Director of Smith
                                              Barney from 1997 to
                                              1998; Senior Vice
                                              President and Head of
                                              Loan Syndications at
                                              National Westminster
                                              Bank plc from 1993 to
                                              1997; 44.

Christina  Secretary             1998 to date Managing Director of
 T. Sydor                                     Salomon Smith Barney;
                                              Secretary or Executive
                                              Vice President and
                                              General Counsel of 61
                                              investment companies
                                              associated with
                                              Citigroup; Secretary
                                              and General Counsel of
                                              SSBC and TIA; 49.

Irving P.  Controller            1998 to date Director of Salomon
 David                                        Smith Barney;
                                              Controller or Assistant
                                              Secretary of 43
                                              investment companies
                                              associated with
                                              Citigroup; 39.

  The Board of Directors, including all of the independent directors, recommends that you vote "FOR" the election of nominees to the Board.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  KPMG LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending September 30, 2001 by a majority of the independent directors, which is subject to ratification by the shareholders at the Meeting. All members of the Board present concurred in the selection of KPMG. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and for Citigroup, Inc. ("Citigroup"), the ultimate parent company of Salomon Smith Barney and the Manager. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

  If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of votes cast at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent directors, recommends that the shareholders vote "FOR" the ratification of the selection of independent auditors.

                                 OTHER MATTERS

  The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

  All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be presented at the 2002 Annual Meeting of the shareholders of the Portfolio must be received by September 1, 2001 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2002 Annual Meeting will be held in January of 2002.

The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

  The persons named as proxies for the Annual Meeting of Shareholders for 2002 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by November 14, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

  It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                         By Order of the Board of Directors,

                                         Christina T. Sydor
                                         Secretary

December 29, 2000

                                  Appendix A

                      TRAVELERS CORPORATE LOAN FUND INC.
                            AUDIT COMMITTEE CHARTER

  I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Travelers Corporate Loan Fund Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.

  II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

  1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

  2. in its oversight of the Company's financial statements and the independent audit thereof;

  3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

  4.  in evaluating the independence of the outside auditors.

  The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

  The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

  The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

  III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

   1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

   2. to review the fees charged by the outside auditors for audit and non-audit services;

   3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

   4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

   5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

   6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

    . deficiencies noted in the audit in the design or operation of internal controls;

    .   consideration of fraud in a financial statement audit;

    .   detection of illegal acts;

    . the outside auditors' responsibility under generally accepted auditing standards;

    .   significant accounting policies;

    .   management judgments and accounting estimates;

    .   adjustments arising from the audit;

    . the responsibility of the outside auditors for other information in documents containing audited financial statements;

    .   disagreements with management;

    .   consultation by management with other accountants;

    . major issues discussed with management prior to retention of the outside auditors;

    .   difficulties encountered with management in performing the audit;

    . the outside auditors' judgments about the quality of the entity's accounting principles; and

    . reviews of interim financial information conducted by the outside auditors; and

   7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

   8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

   9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

  10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

  V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.


                                      A-3

PROXY

TRAVELERS CORPORATE LOAN FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

	The undersigned holder of shares of common stock of Travelers Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and William J. Renahan, as attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at its offices, Seven World Trade Center, New York, New York on January 31, 2001 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 29, 2000 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE





[x]	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS CLASS I
DIRECTORS AND PROPOSAL 2.  Please refer to the
Proxy Statement for a
discussion of the Proposals.

1.	ELECTION OF CLASS I DIRECTORS
	Class I: Allan J. Bloostein and Martin Brody


FOR			WITHHELD
ALL NOMINEES	FROM ALL NOMINEES
			[ ]			[ ]

	[ ]_______________________________
	   For all nominees except as noted above


2. To ratify the selection of KPMG 		FOR	AGAINST  ABSTAIN
LLP as independent auditors			[ ]	[ ]	   [ ]
	for the Fund for the fiscal year
	ending September 30, 2001.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	[ ]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:___________________________ Date______

Signature:___________________________ Date______